Exhibit 99.1

CHINE VICTORY PROFIT LIMITED

CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2010 AND 2009
(Stated in US dollars)

CHINE VICTORY PROFIT LIMITED

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

CONTENTS
Page(s)
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	2

CONSOLIDATED BALANCE SHEETS	3-4

CONSOLIDATED STATEMENTS OF INCOME	5

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY	6

CONSOLIDATED STATEMENTS OF CASH FLOWS	7

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS	8-27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To: The Board of Directors and Stockholders of Chine Victory Profit Limited

We have audited the accompanying consolidated balance sheets of Chine Victory Profit Limited as of March 31, 2010 and 2009, and the related consolidated statements of income, stockholders' equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the Public Company Accounting Oversight Board in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Chine Victory Profit Limited as of March 31, 2010 and 2009, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Parker Randall CF (H.K.) CPA Limited
Certified Public Accountants
Hong Kong

Date:

CHINE VICTORY PROFIT LIMITED
CONSOLIDATED BALANCE SHEETS
AS AT MARCH 31, 2010 AND 2009
(Stated in US dollars)

	Notes	2010	2009
ASSETS
Current assets
Cash and cash equivalents		$5,195,664	$904,247
Accounts receivable, net	3	8,340,879	7,444,033
Inventories	4	6,605,953	4,864,163
Advances to suppliers		5,670,022	4,151,572
Other receivables		3,500	16,837
Prepaid expenses		5,912	11,018

Total current assets		25,821,930	17,391,870

Construction in progress		-	-
Plant and equipment, net	5	4,607,728	5,258,502

TOTAL ASSETS		30,429,658	22,650,372

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Other borrowing	6	-	1,899,030
Accounts payable		1,431,331	1,426,160
Accrued liabilities	7	171,279	152,969
Advance from customers		8,167	2,301
Other payables	8	62,341	76,681
Tax payable	9	5,549	6,577

Total current liabilities		1,678,667	3,563,718

TOTAL LIABILITIES		1,678,667	3,563,718

COMMITMENTS AND CONTINGENCIES	15

CHINE VICTORY PROFIT LIMITED
CONSOLIDATED BALANCE SHEETS (CONTINUED)
AS AT MARCH 31, 2010 AND 2009
(Stated in US dollars)

	Notes	2010	2009
STOCKHOLDERS’ EQUITY
Common equity	10	$20,000	$20,000
Statutory reserve	2(q)	127,572	116,251
Accumulated other comprehensive income		1,514,461	1,426,755
Retained earnings		27,088,958	17,523,648

		28,750,991	19,086,654

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY		30,429,658	22,650,372

CHINE VICTORY PROFIT LIMITED
CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEARS ENDED MARCH 31, 2010 AND 2009
(Stated in US dollars)

		2010	2009
	Notes

Net sales	11	$36,337,427	$30,854,462

Cost of sales		(25,275,488)	(21,741,792)

Gross profit		11,061,939	9,112,670

Selling and distributing costs		(962,548)	(813,296)

Administrative and other operating costs	12	(516,667)	(162,472)

Financial costs		(4,084)	(320)

Income from operations		9,578,640	8,136,582

Other income, net	13	1,290	1,237

Non-operating expenses, net		(387)	(36)

Income before taxes		9,579,543	8,137,783

Income tax	14	(2,912)	(7,548)

Net income		9,576,631	8,130,235

Other comprehensive income - Foreign currency translation adjustments		87,706	334,498

Total comprehensive income		9,664,337	8,464,733

CHINE VICTORY PROFIT LIMITED
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED MARCH 31, 2010 AND 2009
(Stated in US dollars)

	Additional paid-in capital	Statutory reserve	Other comprehensive income	Retained earnings	Total
Balance, April 1, 2008	$20,000	$107,343	$1,092,257	$10,858,114	$12,077,714
Net income	—	—	—	8,130,235	8,130,235
Transfer to statutory reserve	—	8,908	—	(8,908)	—
Dividend paid	—	—	—	(1,455,793)	(1,455,793)
Foreign currency translation adjustment	—	—	334,498	—	334,498

Balance, March 31, 2009	20,000	116,251	1,426,755	17,523,648	19,086,654

Balance, April 1, 2009	20,000	116,251	1,426,755	17,523,648	19,086,654
Net income	—	—	—	9,576,631	9,576,631
Transfer to statutory reserve	—	11,321	—	(11,321)	—
Dividend paid	—	—	—	—	—
Foreign currency translation adjustment	—	—	87,706	—	87,706

Balance, March 31, 2010	20,000	127,572	1,514,461	27,088,958	28,750,991

CHINE VICTORY PROFIT LIMITED
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED MARCH 31, 2010 AND 2009
(Stated in US dollars)

	Notes	2010	2009
Cash flows from operating activities
Net income		$9,576,631	$8,130,235
Bad debt written back		-	-
Depreciation	5	730,253	724,998
(Increase)/decrease in accounts receivable		(864,198)	438,265
Increase in inventories		(1,719,853)	(872,413)
Increase in advances to suppliers		(1,499,712)	(2,946,692)
Decrease in other receivables		-	983
Decrease in prepaid expenses		5,151	19,544
Decrease in accounts payable		(997)	(1,554,349)
Increase/(decrease) in customer deposits		5,853	(94,391)
Increase/decrease in tax payable		12,347	(21,731)
Increase in accrued expenses		17,639	26,412

Net cash provided by operating activities		6,263,114	3,850,861

Cash flows from investing activities
Purchase of plant and equipment		(57,087)	(14,710)

Net cash used in investing activities		(57,087)	(14,710)

Cash flows from financing activities
Repayment to director’s loan		-	(1,152,749)
Repayment to short-term loans		(1,906,248)	(1,164,634)
Dividend paid		-	(1,455,793)

Net cash used in financing activities		(1,906,248)	(3,773,176)

Net increase in cash and cash equivalents		4,299,779	62,975
Effect of foreign currency translation on cash and		(8,362)	21,319
Cash and cash equivalents - beginning of year		904,247	819,953

Cash and cash equivalents - end of year		5,195,664	904,247

CHINE VICTORY PROFIT LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010 AND 2009
(Stated in US dollars)

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES

Chine Victory Profit Limited (the “Company” or “Chine Victory”) was incorporated in the British Virgin Islands on 13 May, 2004, under the International Business Companies Act, British Virgin Islands. The Company is an investment holding company.

The Company acquired 100% of shareholding in Simply Good Limited (“Simply Good”) on 28 December, 2004, a company which was incorporated in the British Virgin Islands, under the International Business Companies Act, British Virgin Islands. The principal activity of Simply Good is trading of wooden products.

The Company owns 100% of shareholding in Moody International Limited (“Moody”), a BVI incorporated company, on 6 March, 2006. Moody was incorporated on 19 January, 2006 under the International Business Companies Act, British Virgin Islands. The beneficiary owner of Moody is Chine Victory whereas Li Zhi Kang appears as nominee shareholder in registers of members. The principal activity of Moody is investment holding.

    As on 21 March, 2006, Linyi Chan Tseng Wood Company Limited (“Chan Tseng”), which was incorporated in PRC, 25.1% and 74.9% owned by Moody and Linyi Guangsha Wood Company Limited (“Guangsha”) respectively. Guangsha appears as one of the shareholder of Chan Tseng under the register of shareholders. Chine Victory has entrusted Guangsha to represent Chine Victory to invest into Chan Tseng, which the beneficiary interest of Chan Tseng belongs to Chine Victory. The rights and obligations as shareholder of Chan Tseng have been vested to Chine Victory. The principal activities of Chan Tseng is manufacturing and trading of plywood.

CHINE VICTORY PROFIT LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010 AND 2009
 (Stated in US dollars)

2	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a)	Method of Accounting

The Company maintains its general ledger and journals with the accrual method accounting for financial reporting purposes.  The financial statements and notes are representations of management.  Accounting policies adopted by the Company conform to generally accepted accounting principles in the United States of America and have been consistently applied in the presentation of financial statements, which are compiled on the accrual basis of accounting.

b)       Basis of Presentation and Consolidation

    The Company’s consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

       This basis of accounting differs in certain material respects from that used for the preparation of the books of account of the Company’s principal subsidiaries, which are prepared in accordance with the accounting principles and the relevant financial regulations applicable to enterprises with limited liabilities established in the PRC (“PRC GAAP”), the accounting standards used in the places of their domicile.  The accompanying consolidated financial statements reflect necessary adjustments not recorded in the books of account of the Company’s subsidiaries to present them in conformity with US GAAP.

c)  Economic and Political Risks

The Company’s operations are conducted in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

d)       Use of estimates

In preparing of the financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting year.  These accounts and estimates include, but are not limited to, the valuation of accounts receivable, inventories, deferred income taxes and the estimation on useful lives of plant and machinery.  Actual results could differ from those estimates.

CHINE VICTORY PROFIT LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010 AND 2009
 (Stated in US dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

e)	Cash and Cash Equivalents

The Company considers all cash and other highly liquid investments with initial maturities of three months or less to be cash equivalents. As of March 31, 2010 and 2009, there were no cash equivalents.

f)	Accounts Receivable

    Trade accounts receivable are recorded at the invoiced amount, net of allowances for doubtful accounts and sales returns.

The Company recognizes an allowance for doubtful accounts to ensure accounts receivable are not overstated due to uncollectibility. An allowance for doubtful accounts is maintained for all customers based on a variety of factors, including the length of time the receivables are past due, significant one-time events and historical experience. An additional reserve for individual accounts is recorded when the Group becomes aware of a customer’s inability to meet its financial obligations, such as in the case of bankruptcy filings or deterioration in the customer’s operating results or financial position. If circumstances related to customers change, estimates of the recoverability of receivables would be further adjusted. Bad debt expenses are included in the general and administrative expenses.

    Outstanding account balances are reviewed individually for collectibility. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.  To date, the Company has not charged off any balances as it has yet to exhaust all means of collection. The Company does not have any off-balance-sheet credit exposure to its customers, except for outstanding bills receivable discounted with banks that are subject to recourse for non-payment.

g)   Inventories

Inventories consisting of raw materials and finished goods are stated at the lower of weighted average cost or market value.  Finished goods are comprised of direct materials, direct labor and an appropriate proportion of overhead.

h)	Advances to Suppliers

Advances to suppliers represent the cash paid in advance for purchasing raw materials.

CHINE VICTORY PROFIT LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010 AND 2009
 (Stated in US dollars)

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

i)  Long-Lived Assets

The Company adopted Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Live Assets” (“SFAS 144”), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets.  The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144.  SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amounts.  In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets.  Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal.  Based on its review, the Company believes that, as of March 31, 2010 and 2009, there were no significant impairments of its long-lived assets.

j)  Plant and Equipment

Plant and equipment, other than construction in progress, are stated at cost less depreciation and amortization and accumulated impairment loss.

Plant and equipment are carried at cost less accumulated depreciation.  Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives of the plant and equipment are as follows:

Plant and machinery	10 years
Equipment & computers	5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.

Management considers that we have no residual value for plant and equipment.

k)  Construction in Progress

Construction in progress represents direct costs of construction or acquisition and design fees incurred. Capitalization of these costs ceases and the construction in progress is transferred to plant and equipment when substantially all the activities necessary to prepare the assets for their intended use are completed. No depreciation is provided until it is completed and ready for intended use.

CHINE VICTORY PROFIT LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010 AND 2009
 (Stated in US dollars)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

l)  Fair value of Financial Instruments

SFAS No. 107, “Disclosures about Fair Values of Financial Instruments”, requires disclosing fair value to the extent practicable for financial instruments that are recognized or unrecognized in the balance sheet. The fair value of the financial instruments disclosed herein is not necessarily representative of the amount that could be realized or settled, nor does the fair value amount consider the tax consequences of realization or settlement.

The carrying values of the Group’s financial instruments, including cash and cash equivalents, restricted cash, accounts and other receivables, deposits, accounts and other payables approximate their fair values due to the short-term maturity of such instruments. The carrying amounts of borrowings approximate their fair values because the applicable interest rates approximate current market rates.

m)  Foreign Currency Translation

The Company maintains its financial statements in the functional currency.  The functional currency of the Company is the Renminbi (RMB).  Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at rates of exchange prevailing at the balance sheet dates.  Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchanges rates prevailing at the dates of the transaction.  Exchange gains or losses arising from foreign currency transactions are included in the determination of net income for the respective periods.

For financial reporting purposes, the financial statements of the Company which are prepared using the functional currency have been translated into United States dollars. Assets and liabilities are translated at the exchange rates at the balance sheet dates and revenue and expenses are translated at the average exchange rates and stockholders’ equity is translated at historical exchange rates. Any translation adjustments resulting are not included in determining net income but are included in foreign exchange adjustment to other comprehensive income, a component of stockholders’ equity.

	2010	2009
Year end RMB : US$ exchange rate	6.81612	6.8456
Average yearly RMB : US$ exchange rate	6.81968	6.86911

RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions.  No representation is made that the RMB amounts could have been, or could be, converted into US$ at the rates used in translation.

CHINE VICTORY PROFIT LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010 AND 2009
 (Stated in US dollars)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

n)  Revenue Recognition

Revenue from the sales of plywood is recognized on the transfer of risks and rewards of ownership, which generally coincides with the time when the goods are delivered to customers and the title has passed.

Net sales of products represent the invoiced value of goods, net of value added taxes (“VAT”), sales returns, trade discounts and allowances.  The Company is subject to VAT which is levied on the majority of the products of Linyi at the rate of 17% on the invoiced value of sales.  Output VAT is borne by customers in addition to the invoiced value of sales and input VAT is borne by the Company in addition to the invoiced value of purchases to the extent not refunded for export sales.  Provision for sales returns are recorded as a reduction of revenue in the same period that revenue is recognized.  The provision for sales returns, which is based on historical sales returns data, is the Company’s best estimate of the amounts of goods that will be returned from its customers.

o)	Cost of revenues

Cost of revenues consists primarily of material costs, employee compensation, depreciation and related expenses, which are directly attributable to the production of products.  Write-down of inventory to lower of weighted average cost or market value is also recorded in cost of revenues.

p)  Income Taxes

Income taxes are accounted for under the asset and liability method.  Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards.  Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the consolidated statements of income and comprehensive income in the period that includes the enactment date.

CHINE VICTORY PROFIT LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010 AND 2009
 (Stated in US dollars)

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

q)	Statutory reserves

Statutory reserves are referring to the amount appropriated from the net income in accordance with laws or regulations, which can be used to recover losses and increase capital, as approved, and are to be used to expand production or operations.

Statutory reserves consist of the following as of March 31,

	2010	2009
Enterprise reserve fund	$127,572	$116,251

r)  Comprehensive Income

SFAS No. 130, "Reporting Comprehensive Income", requires companies to classify items of other comprehensive income in a financial statement. Comprehensive income is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources. The Company's comprehensive net income is equal to its net income for all periods presented. The Company’s current component of other comprehensive income is the foreign currency translation adjustment.

s)	Retirement benefits

Retirement benefits in the form of contributions under defined contribution retirement plans to the relevant authorities are charged to the statements of income as incurred.

t)	Commitments and contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

CHINE VICTORY PROFIT LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010 AND 2009
 (Stated in US dollars)

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

u)   Variable Interest Entities (“VIE”)

The Company conducts substantially all of the manufacturing of plywood through Chan Tseng. The Company has entrusted Guangsha to legally invest into the entity, which the beneficiary interest of Chan Tseng belongs to Chine Victory. The rights and obligations as shareholder of Chan Tseng have been vested to Chine Victory.

Pursuant to certain contractual arrangements, Chan Tseng has been granted the financial support to their operation.

In December 2003, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 46, revised December 2003, “Consolidation of Variable Interest Entities, an interpretation of ARB No. 51” (“FIN46R”). FIN46R is intended to achieve more consistent application of consolidation policies to variable interest entities to improve comparability between enterprises engaged in similar activities even if some of those activities are conducted through variable interest entities. The Company has determined that it is the primary beneficiary of the Chan Tseng, which are VIE, and has consolidated them in its Consolidated Financial Statements. As a group, as of March 31, 2010, the Chan Tseng had total assets of $12.3million (primarily recorded in property, plant and equipment, accounts receivable and inventory) and total liabilities of $1.2million (primarily recorded in accounts payable)

v)	Segment reporting

The Company uses the “management approach” in determining reportable operating segments.  The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker for making operating decisions and assessing performance as the source for determining the Company’s reportable segments. Management, including the chief operating decision maker, reviews operating results solely by monthly revenue of plywood (but not by geographic area) and operating results of the Company and, as such, the Company has determined that the Company has one operating segment as defined by SFAS 131, “Disclosures about Segments of an Enterprise and Related Information”.

CHINE VICTORY PROFIT LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010 AND 2009
 (Stated in US dollars)

3.  ACCOUNTS RECEIVABLE, NET

Accounts receivable at March 31, 2010 and 2009 consist of the following:

	2010	2009
Accounts receivable	$8,340,879	$7,444,033
Less: Allowance for doubtful accounts	-	-
	8,340,879	7,444,033

An analysis of the allowance for doubtful accounts for the years ended March 31, 2010and 2009 is as follows:

	2010	2009
Balance at beginning of year	$-	$-
(Written back)/provision for bad debt expenses, net	-	-
Foreign exchange adjustment	-	-

	-	-

CHINE VICTORY PROFIT LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010 AND 2009
 (Stated in US dollars)

4.      INVENTORIES

Inventories consist of the following as of March 31,

	2010	2009
Raw materials	$3,739,448	$1,455,861
Finished goods	2,866,505	3,408,302

	6,605,953	4,864,163

Inventories consisting of raw materials and finished goods are stated at the lower of weighted average cost or market value. Raw materials are comprised of the wood and all materials used in the manufacturing process. Finished goods are comprised of direct materials, direct labor and an appropriate proportion of overhead.

The Company has not comprised the work-in-progress due to the short process of the plywood manufacturing.

CHINE VICTORY PROFIT LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010 AND 2009
 (Stated in US dollars)

5.	PLANT AND EQUIPMENT, NET

Plant and equipment consist of the following as of March 31,

	2010	2009
At cost
Plant and machinery	$6,225,855	$6,224,827
Equipment & computers	97,307	41,219
Effect of foreign currency translation	993,275	962,013

	7,316,437	7,228,059
Less: Accumulated depreciation
Plant and machinery	2,538,780	1,817,253
Equipment & computers	28,122	19,016
Effect of foreign currency translation	141,807	133,288

	2,708,709	1,969,557
Net value
Plant and machinery	3,687,075	4,407,574
Equipment & computers	69,185	22,203
Effect of foreign currency translation	851,468	828,725

	4,607,728	5,258,502

Depreciation expense for the years ended March 31, 2010 and 2009 were $730,253 and$724,998 respectively.

Management considers that there are no residual value for plant and equipment.

CHINE VICTORY PROFIT LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010 AND 2009
 (Stated in US dollars)

6.     OTHER BORROWING

Other borrowing consist of the following as of March 31,

	2010	2009
Repayable within one year Non-recurring loans	$1,899,030	$2,712,863
Repayment during the year	(1,906,248)	(1,164,634)
Effect on foreign currency translation	7,218	350,801
	-	1,899,030

The other borrowing is unsecured, interest-free and repayable within 1 year from March 2010 to an independent third-party. Such borrowing was used to finance Company’s working capital.

7.     ACCRUED LIABILITIES

Accrued liabilities at March 31, 2010 and 2009 consist of the following:

	2010	2009
Electricity and water	$12,342	$11,161
Rental expenses	119,386	95,097
Community insurance in PRC	9,260	9,220
Salaries and wages	30,291	37,491

	171,279	152,969

8.    OTHER PAYABLES

Other payables consist of the following as of March 31,

	Note	2010	2009
Amount due to a director	(a)	$62,341	$76,681

Note:

(a)      The amount due is unsecured, interest free, and have no fixed repayment terms.

CHINE VICTORY PROFIT LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010 AND 2009
 (Stated in US dollars)

9.        TAX PAYABLE

Tax payable consist of the following as of March 31,
	2010	2009
Enterprise income tax in PRC	$12,434	$6,577
Prepaid in Value added tax in PRC	-	-
	12,434	6,577

10.       COMMON EQUITY

 Company equity as at March 31, 2010 and 2009 is as follows:

	2010	2009
Issued and fully paid:
20,000 ordinary share at USD1.00 each	$20,000	$20,000

11.       BUSINESS SEGMENT

The Company operates in one segment and therefore does not provide additional disclosure relating to reporting segments.

The following table provides a breakdown of foreign sales by geographic area during the periods indicated:

	Fiscal year ended March 31,
	2010	2009
PRC	$36,265,530	$30,709,693
Australia	-	-
British	-	90,941
Norway	-	29,088
Hong Kong	-	24,740
Malaysia	46,041	-
Hong Kong	25,856	-

Net Sales	36,337,427	30,854,462

CHINE VICTORY PROFIT LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010 AND 2009
 (Stated in US dollars)

12.      ADMINISTRATIVE AND OTHER OPERATING COSTS

Details of administrative and other operating costs are summarized as follows:

	Fiscal year ended March 31,
	2010	2009
Depreciation	$84,702	$9,036
Electricity and water	15,138	8,097
Insurance	6,089	5,350
Staff salaries	336,790	100,512
Staff welfare	3,931	19,397
Others	70,017	20,080

	516,667	162,472

13.      OTHER INCOME, NET

Details of other income are summarized as follows:

	Fiscal year ended March 31,
	2010	2009
Gain on exchange difference	$-	$1,237
Subcontracting income	1,290	-

	1,290	1,237

CHINE VICTORY PROFIT LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010 AND 2009
 (Stated in US dollars)

14.      INCOME TAXES

BVI Tax

Simply Good Limited was incorporated in the BVI and, under the current laws of the BVI, is not subject to income taxes.

PRC Tax
Chan Tseng is operating in the PRC, and in accordance with the relevant tax laws and regulations of PRC, the corporation income tax rate is 25%. However, also in accordance with the relevant taxation laws in the PRC, from the time that a company has its first profitable tax year, a foreign investment company is exempt from corporate income tax for its first two years and is then entitled to a 50% tax reduction for the succeeding three years. The Company’s first profitable tax year was 2007. The Company will be levied at the 25% tax rate in March of 2011. Therefore, income tax for the years ended March 31, 2010 and 2009 respectively are as follows:

	2010	2009
Income before tax	$9,579,543	$8,137,783

Income tax	2,912	7,548

The deferred tax asset and liability has not been recognized because of the exemption for taxation and no valuation allowance to be established for the year ended March 31, 2010 and 2009.

CHINE VICTORY PROFIT LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010 AND 2009
 (Stated in US dollars)

15.       COMMITMENTS AND CONTINGENCIES

As of July 2006, the Company leased factory premises under the operating lease agreement expiring in 2014.

The future minimum lease payment under the above-mentioned leases as of March 31, 2010 and 2009 are as follows:

Year	2010	2009
2010	$-	$84,098
2011 to 2013	252,298	252,298
2014	84,098	84,098

	336,396	420,494

As of March 31, 2010 and 2009 the Company did not have any contingent liabilities.

CHINE VICTORY PROFIT LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010 AND 2009
 (Stated in US dollars)

16.      SIGNIFICANT CONCENTRATIONS

a)      Customers and credit concentrations

The Company had only one customer that individually comprised 10% or more of net revenue for the years ended March 31, 2010 and 2009, as follows:

	Note		2010			2009
		$		%	$		%
Foshan City Nan Hai ChangRong HuaSheng Import and Export Trading Company Limited	(a)		22,789,603	62		20,647,797	66

Note:

At March 31, 2010, approximately 62% of gross trade accounts receivable was due from this customer.  As a result, a termination in relationship in or a reduction in orders from this customer could have a material impact on the Company’s results of operations and financial condition.

CHINE VICTORY PROFIT LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010 AND 2009
 (Stated in US dollars)

17.       RELATED PARTY TRANSACTION

During the fiscal year, one of the subsidiaries, Simply Good, obtained supply of plywood through the production by a variable interest entity, Chan Tseng, and Chan Tseng agreed to produce plywood to Simply Good at zero cost.

18.       RECENTLY ISSUED ACCOUNTING STANDARDS

In March 2008, the FASB issued SFAS No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (an amendment to SFAS No. 133). This statement is effective for financial statements issued for fiscal year and interim periods beginning after November 15, 2008 and requires enhanced disclosures with respect to derivative and hedging activities. The Company will comply with the disclosure requirements of this statement if it utilizes derivative instruments or engages in hedging activities upon its effectiveness.

In April 2008, the FASB issued FASB Staff Position No. 142-3, DETERMINATION OF THE USEFUL LIFE OF INTANGIBLE ASSETS (“FSP No. 142-3”) to improve the consistency between the useful life of a recognized intangible asset (under SFAS No. 142) and the period of expected cash flows used to measure the fair value of the intangible asset (under SFAS No. 141(R)). FSP No. 142-3 amends the factors to be considered when developing renewal or extension assumptions that are used to estimate an intangible asset’s useful life under SFAS No. 142. The guidance in the new staff position is to be applied prospectively to intangible assets acquired after December 31, 2008. In addition, FSP No.142-3 increases the disclosure requirements related to renewal or extension assumptions. The Company does not believe implementation of FSP No. 142-3 have a material impact on its financial statements.

CHINE VICTORY PROFIT LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010 AND 2009
(Stated in US dollars)

18.      RECENTLY ISSUED ACCOUNTING STANDARDS (CONTINUED)

In May 2008, the FASB issued statement No. 162, THE HIERARCHY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. This statement identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (GAAP) in the United States (the GAAP hierarchy). This statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “the Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles”.

In May 2008, the FASB issued FSP Accounting Principles Board ("APB") 14-1 "Accounting for Convertible Debt instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)" ("FSP APB 14-1"). FSP APB 14-1 requires the issuer of certain convertible debt instruments that may be settled in cash (or other assets) on conversion to separately account for the liability (debt) and equity (conversion option) components of the instrument in a manner that reflects the issuer's non-convertible debt borrowing rate. FSP APB 14-1 is effective for fiscal years beginning after December 15, 2008 on a retroactive basis. As we do not have convertible debt at this time, we currently believe the adoption of FSP APB 14-1 will have no effect on our combined results of operations and financial condition.

In May 2008, the FASB issued Statement No. 163, ACCOUNTING FOR FINANCE GUARANTEE INSURANCE CONTRACTS - AN INTERPRETATION OF FASB STATEMENT NO. 60. The premium revenue recognition approach for a financial guarantee insurance contract links premium revenue recognition to the amount of insurance protection and the period in which it is provided. For purposes of this statement, the amount of insurance protection provided is assumed to be a function of the insured principal amount outstanding, since the premium received requires the insurance enterprise to stand ready to protect holders of an insured financial obligation from loss due to default over the period of the insured financial obligation. This Statement is effective for financial statements issued for fiscal years beginning after December 15, 2008.

CHINE VICTORY PROFIT LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010 AND 2009
 (Stated in US dollars)

18.      RECENTLY ISSUED ACCOUNTING STANDARDS (CONTINUED)

In June 2008, the FASB issued FASB Staff Position Emerging Issues Task Force (EITF) No. 03-6-1, DETERMINING WHETHER INSTRUMENTS GRANTED IN SHARE-BASED PAYMENT TRANSACTIONS ARE PARTICIPATING SECURITIES (“FSP EITF No. 03-6-1”). Under FSP EITF No. 03-6-1, unvested share-based payment awards that contain rights to receive nonforfeitable dividends (whether paid or unpaid) are participating securities, and should be included in the two-class method of computing EPS. FSP EITF No. 03-6-1 is effective for fiscal years beginning after December 15, 2008, and interim periods within those years, and is not expected to have a significant impact on the Company’s financial statements.

None of the above new pronouncements has current application to the Company, but may be applicable to the Company’s future financial reporting.